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                                                                      EXHIBIT 21

                             BOYKIN LODGING COMPANY
             SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 2004


NAME                                        STATE       OWNERSHIP PERCENT
----                                        -----       -----------------

Boykin Hotel Properties, L.P. ("BHPLP")     Ohio        85%

West Doughboy LLC                           Delaware    100% (by BHPLP)

Red Lion Inns Operating, L.P.               Delaware    99% (by BHPLP)

Red Lion Inns Operating, L.P.               Delaware    1% (by West
                                                        Doughboy LLC)

BoyStar Ventures, L.P.                      Ohio        91% (by BHPLP)

Boykin Hunt Valley, L.L.C.                  Delaware    100% (by BHPLP)

Shawan Road Hotel Limited Partnership       Maryland    91% (by Boykin Hunt
                                                        Valley, L.L.C.)

Hunt Valley Leasing, Inc.                   Delaware    100% (by Shawan Road
                                                        Hotel Limited
                                                        Partnership)

RadBoy Mt. Laurel, L.L.C.                   Ohio        100% (by BHPLP)

Boykin Kansas City, L.L.C.                  Ohio        100% (by BHPLP)

Boykin/AEW LLC ("BOYAEW")                   Delaware    25% (by BHPLP)

Boykin Chicago, L.L.C. ("Boykin Chicago")   Ohio        75% (by BOYAEW)

Boykin Chicago, L.L.C.                      Ohio        25% (by BHPLP)

71 E. Wacker Leasing, Inc.                  Delaware    100% (by Boykin Chicago)

Boykin San Antonio L.L.C.                   Delaware    100% (by BHPLP)

Boykin Southfield L.L.C.                    Delaware    100% (by BHPLP)

Boykin Marco LLC                            Delaware    100% (by BHPLP)

Boykin Washington I LLC                     Delaware    100% (by BHPLP)

Boykin Holding, LLC ("Boykin Holding")      Delaware    100% (by BHPLP)

Boykin Berkeley, LLC                        Delaware    100% (by Boykin Holding)

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NAME                                      STATE       OWNERSHIP PERCENT
----                                      -----       -----------------

Boykin Buffalo, LLC                       Delaware    100% (by Boykin Holding)

Boykin Cleveland, LLC                     Delaware    100% (by Boykin Holding)

Boykin Crabtree, LLC                      Delaware    100% (by Boykin Holding)

Boykin Fort Myers, LLC                    Delaware    100% (by Boykin Holding)

Boykin San Diego, L.L.C.                  Ohio        91% (by Boykin Holding)

BoyCon Manager LLC                        Delaware    100% (by BHPLP)

BoyCon L.L.C. ("BoyCon")                  Delaware    49% (by BHPLP)
                                                      1% (by BoyCon Manager LLC)

BoyCon Leasing, Inc.                      Ohio        100% (by BoyCon)

BellBoy, Inc. ("BellBoy")                 Delaware    100% (by BHPLP)

White Sands Villas Development, LLC       Delaware    100% (by BellBoy)

BeachBoy, LLC                             Delaware    100% (by BellBoy)

Sanibel View Development, LLC             Delaware    100% (by BellBoy)

Captiva Villas Development LLC            Delaware    100% (by BellBoy)

Minneapolis Leasing LLC                   Delaware    100% (by BellBoy)

Kansas City Leasing LLC                   Delaware    100% (by BellBoy)

Berkeley Leasing  I LLC                   Delaware    100% (by BellBoy)

Buffalo Leasing LLC                       Delaware    100% (by BellBoy)

Cleveland Leasing LLC                     Delaware    100% (by BellBoy)

Crabtree Leasing LLC                      Delaware    100% (by BellBoy)

Fort Myers Leasing LLC                    Delaware    100% (by BellBoy)

Westboy LLC                               Delaware    100% (by BellBoy)

Highpoint Leasing LLC                     Delaware    100% (by BellBoy)

Columbus Leasing LLC                      Delaware    100% (by BellBoy)

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NAME                                        STATE       OWNERSHIP PERCENT
----                                        -----       -----------------

Melbourne Q Leasing LLC                     Delaware    100% (by BellBoy)

Melbourne H Leasing LLC                     Delaware    100% (by BellBoy)

French Lick Leasing LLC                     Delaware    100% (by BellBoy)

Mt. Laurel Leasing LLC                      Delaware    100% (by BellBoy)

Southfield Leasing LLC                      Delaware    100% (by BellBoy)

Marco Leasing LLC                           Delaware    100% (by BellBoy)

Lodging I.T. LLC                            Delaware    100% (by BellBoy)

Pink Shell Realty LLC                       Delaware    100% (by BellBoy)

Melbourne Beach Suites Development LLC      Delaware    100% (by BellBoy)